NEITHER THE ISSUANCE NOR SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

MADISON TECHNOLOGIES, INC.
$30,000
TEN PERCENT (10%) CONVERTIBLE NOTE
DATED JULY 31, 2020

THIS NOTE (the "Note") is a duly authorized Convertible Note of MADISON TECHNOLOGIES, INC., a Nevada corporation (the "Company").

FOR VALUE RECEIVED, the Company promises to pay Trillium Partners LP (the "Holder"), the principal sum of Thirty Thousand Dollars and No Cents ($30,000.00) (the "Principal Amount") for a cash loan equal to $26,500.00, on March 31, 2021 ("Maturity Date"), and to pay monthly interest on the outstanding Principal Amount at the beginning of each calendar month, at the rate equal to ten percent (10%) per Annum (the "Interest Rate") from the date of issuance.

1) Accrual of Interest shall commence on the date of this Note at the Interest Rate, and shall be payable monthly on the first day of each calendar month. Upon an Event of Default, the Interest Rate shall be adjusted as set forth in Section 8. The outstanding Principal Amount of this Note and all interest due shall be payable in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts, at the address last appearing on the Note Register of the Company as designated in writing by the Holder from time to time. Absent any Event of Default, the Company shall pay the outstanding Principal Amount of this Note on the Maturity Date, plus all accrued but unpaid Interest, free of any withholding or deduction of any kind to the Holder as of the Maturity Date and addressed to the Holder at the address appearing on the Note Register.

This Note is subject to the following additional provisions:

2) All payments on account of the outstanding Principal Amount and Interest on this Note and all other amounts payable under this Note (whether made by the Company or any other person) to or for the account of the Holder hereunder shall be made in cash, free and clear of and without reduction by reason of any present and future income, stamp, registration and other taxes, levies, duties, cost, and charges whatsoever imposed, assessed, levied or collected by the United States or any political subdivision or taxing authority thereof or therein, together with interest thereon and penalties with respect thereto, if any, on or in respect of this Note (such taxes, levies, duties, costs and charges being herein collectively called "Taxes").

3) The Holder of this Note is entitled, at its option, at any time after the issuance of this Note, to convert all or any lesser portion of the outstanding Principal Amount plus all accrued but unpaid Interest into Common Stock at a conversion price per share equal to $0.01 (the "Conversion Price"). The Common stock into which the Note is converted shall be referred to in this agreement as "Conversion Shares"). The Holder may convert this Note into Common Stock by delivering a conversion notice, the form of conversion notice attached to the Note as Exhibit B ("Conversion Notice"), executed by the Holder of the Note evidencing such Holder's intention to convert the Note. The Company shall bear any and all miscellaneous expenses that may arise as a result of conversion and delivery of shares of common stock in respect of the Note, including but are not limited to the cost of the issuance of a Rule 144 legal opinion, transfer agent fees, equity issuance and deposit fees, etc. At Holder's option, any accrued costs paid by Holder may be subtracted from the dollar amount of any conversion of the Note.

The Company will not issue fractional shares or script representing fractions of shares of Common Stock on conversion, but the Company will round the number of shares of Common Stock issuable up to the nearest whole share. The date on which a Notice of Conversion is given shall be deemed to be the date on which the Holder notifies the Company of its intention to so convert by delivery, by facsimile transmission, email, or otherwise, of a copy of the Notice of Conversion. Notice of Conversion may be sent by email to the Company, Attn: Chief Executive Officer. At the Maturity Date, subject to Section 13 below, the Company will pay any unconverted outstanding Principal Amount and accrued Interest thereon, at the option of the Holder, in either (a) cash or (b) Common Stock valued at a price equal to the Conversion Price determined as if the Note was converted in accordance with its terms into Common Stock on the Maturity Date.

Without in any way limiting the Holder's right to pursue other remedies, including actual damages and/or equitable relief, the parties agree that if delivery of the Common Stock issuable upon conversion of this Note is not delivered by the Deadline (3 Trading days) the Borrower shall pay to the Holder $1,000 per day in cash, for each day beyond the Deadline that the Borrower fails to deliver such Common Stock. Such cash amount shall be paid to Holder by the fifth day of the month following the month in which it has accrued or, at the option of the Holder (by written notice to the Borrower by the first day of the month following the month in which it has accrued), shall be added to the principal amount of this Note, in

which event interest shall accrue thereon in accordance with the terms of this Note and such additional principal amount shall be convertible into Common Stock in accordance with the terms of this Note. The Borrower agrees that the right to convert is a valuable right to the Holder. The damages resulting from a failure, attempt to frustrate, interfere with such conversion right are difficult if not impossible to qualify. Accordingly the parties acknowledge that the liquidated damages provision contained in this Section are justified.

If, by the relevant Delivery Date, the Company fails, unless such failure is due to causes beyond the Company's reasonable control or that of its Transfer Agent, for any reason to deliver the Shares to be issued upon conversion of the Note and after such Delivery Date, the Holder of the Note purchases, in an arm's-length open market transaction or otherwise, shares of Common Stock (the "Covering Shares") in order to make delivery in satisfaction of a sale of Common Stock by such Holder (the "Sold Shares"), which delivery such Holder anticipated to make using the Shares to be issued upon such conversion (a "Buy-In"), the Holder shall have the right, to require the Company to pay to the Holder, in addition to and not in lieu of the amounts due hereunder (but in addition to all other amounts contemplated in other provisions of the Transaction Agreements, and not in lieu of any such other amounts), the Buy-In Adjustment Amount (as defined below). The "Buy-In Adjustment Amount" is the amount equal to the excess, if any, of (x) the Holder's total purchase price (including brokerage commissions, if any) for the Covering Shares over (y) the net proceeds (after brokerage commissions, if any) received by the Holder from the sale of the Sold Shares. The Company shall pay the Buy-In Adjustment Amount to the Company in immediately available funds immediately upon demand by the Holder. By way of illustration and not in limitation of the foregoing, if the Holder purchases shares of Common Stock having a total purchase price (including brokerage commissions) of $11,000 to cover a Buy-In with respect to shares of Common Stock it sold for net proceeds of $10,000, the Buy-In Adjustment Amount which Company will be required to pay to the Converting Holder will be $1,000.

4) No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to the payment of the outstanding Principal Amount of this Note plus all accrued and unpaid interest at the Maturity Date in the coin or currency herein prescribed. This Note is a direct obligation of the Company. In the event of any liquidation, reorganization, winding up or dissolution, repayment of this Note shall not be subordinate in any respect to any other indebtedness of the Company outstanding as of the date of this Note or hereafter incurred by the Company.

   Such non-subordination shall extend without limiting the generality of the foregoing, to all indebtedness of the Company to banks, financial institutions; other secured lenders, equipment lessors and equipment finance companies, but shall exclude trade debts. Any warrants, options or other securities convertible into stock of the Company issued before the date hereof shall rank pari passu with the Note in all respects.

5) If at any time or from time to time after the date of this Note, the Common Stock issuable upon the conversion of the Note is changed into the same or different numbers of shares of any class or classes of stock, whether by recapitalization or otherwise, then in each such event the Holder shall have the right thereafter to convert the Note into the kind of security receivable in such recapitalization, reclassification or other change by holders of Common Stock, all subject to further adjustment as provided herein. In such event, the formulae set forth herein for conversion and redemption shall be equitably adjusted to reflect such change in number of shares or, if shares of a new class of stock are issued, to reflect the market price of the class or classes of stock issued in connection with the above described transaction.

6) This Note shall be governed by and construed in accordance with the laws of the State of New York. Each of the parties consents to the exclusive jurisdiction of the state or Federal courts of the State of New York residing in New York County in connection with any dispute arising under this Note, and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on *forum non coveniens*, to the bringing of any such proceeding in such jurisdictions. Each of the parties hereby waives the right to a trial by jury in connection with any dispute arising under this Note.

7) The following shall constitute an "Event of Default":

a. The Company shall default in the payment of principal and/or monthly interest on this Note when due, and same shall continue for a period of five (5) days; or

b. Any of the representations or warranties made by the Company herein, in any certificate or financial or other written statements heretofore or hereafter furnished by the Company in connection with the execution and delivery of this Note shall be false or misleading in any material respect at the time made; or

c. The Company shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of any Note and such failure shall continue uncured for a period of thirty (30) days after written notice from the Holder of such failure; or

d. The Company fails to authorize or to cause its Transfer Agent to issue shares of Common Stock upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Note, fails to transfer or to cause its Transfer Agent to transfer any certificate for shares of Common Stock issued to the Holder upon conversion of this Note and when required by this Note, and such transfer is otherwise lawful, or fails to remove any restrictive legend on any certificate or fails to cause its Transfer Agent to remove such restricted legend, in each case where such removal is

lawful, as and when required by this Note, the Agreement, and any such failure shall continue uncured for five (5) business days; or

e. The Company shall make an assignment for the benefit of creditors or commence proceedings for its dissolution; or shall apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or

f. A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

g. Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within sixty (60) days thereafter; or

h. Any money judgment, writ or warrant of attachment, or similar process in excess of One Hundred Thousand ($100,000) Dollars in the aggregate shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of sixty (60) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

i. Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty (60) days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding; or

j. The Company shall have its Common Stock suspended or delisted from an exchange or over-the-counter market from trading for in excess of five trading days, or shall fail to remain current with its financial filings.

k. The Company effects, or attempts to effect, a reorganization similar in structure to that provided in Section 251(g) of the Delaware General Corporation Law.

Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a

waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider all obligations under this Note immediately due and payable within five (5) days of notice, without presentment, demand, protest or notice of any kinds, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.

8) If one or more of the "Events of Default" as described above shall occur, then (a) the Rate shall increase to eighteen percent (18%), and (b) the Company agrees to pay all costs and expenses, including reasonable attorney's fees, which the Holder may incur in collecting any amount due under, or enforcing any terms of, this Note.

9) The Company covenants that until all amounts due under this Note are paid in full, by conversion or otherwise, unless waived by the Holder or subsequent Holder in writing, the Company shall:

- give prompt written notice to the Holder of any Event of Default or of any other matter which has resulted in, or could reasonably be expected to result in a materially adverse change in its financial condition or operations;

- give prompt notice to the Holder of any claim, action or proceeding which, in the event of any unfavorable outcome, would or could reasonably be expected to have a Material Adverse Effect (as defined in the Note Purchase Agreement) on the financial condition of the Company;

- at all times reserve and keep available out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of this Note into Common Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of the three (3) times outstanding Principal Amount of this Note plus accrued interest into Common Stock at the Conversion Price.

10) Upon receipt by the Company of evidence from the Holder reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note,

a. in the case of loss, theft or destruction, upon provision of indemnity reasonably satisfactory to it and/or its transfer agent, or

b. (ii) in the case of mutilation, upon surrender and cancellation of this Note, then the Company at its expense will execute and deliver to the Holder a new Note, dated the date

of the lost, stolen, destroyed or mutilated Note, and evidencing the outstanding and unpaid principal amount of the lost, stolen, destroyed or mutilated Note.

11) Reservation of Shares. Company shall instruct its transfer agent to reserve at least five million (5,000,000) shares of its Common Stock for issuance to Holder in connection with conversion of this Note, and shall provide Holder with a copy of such instruction letter.

12) The Holder may not convert this Note to the extent such conversion would result in the Holder, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder) in excess of 9.99% of the then issued and outstanding shares of Common Stock held by such Holder after application of this Section. Since the Holder will not be obligated to report to the Company the number of shares of Common Stock it may hold at the time of a conversion hereunder, unless the conversion at issue would result in the issuance of shares of Common Stock in excess of 9.99% of the then outstanding shares of Common Stock without regard to any other shares which may be beneficially owned by the Holder or an affiliate thereof, the Holder shall have the authority and obligation to determine whether the restriction contained in this Section will limit any particular conversion hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of the principal amount of Note are convertible shall be the responsibility and obligation of the Holder. If the Holder has delivered a Conversion Notice for a principal amount of Note that would result in the issuance of in excess of the permitted amount hereunder, without regard to any other shares that the Holder or its affiliates may beneficially own, the Company shall notify the Holder of this fact and shall honor the conversion for the maximum principal amount permitted to be converted on such Conversion Date and, at the option of the Holder, either retain any principal amount tendered for conversion in excess of the permitted amount hereunder for future conversions or return such excess principal amount to the Holder. The provisions of this Section may be waived by a Holder (but only as to itself and not to any other Holder) upon not less than 65 days prior notice to the Company.

13) Maximum Rate. All provisions herein made are expressly limited so that in no event whatsoever, whether by reason of advancement of proceeds hereof, acceleration of maturity of the unpaid balance hereof or otherwise, shall the amount paid or agreed to be paid to Holder for the use of the money advanced hereunder exceed the maximum rate of interest allowed to be charged under applicable law (the "Maximum Rate"), regardless of whether or not there has been an acceleration of the payment of principal as set forth herein. If, from any circumstances whatsoever, the fulfillment of any provision of this Note or any other agreement or instrument now or hereafter evidencing, securing or in any way relating to the indebtedness evidenced hereby shall involve the payment of interest in excess of the Maximum Rate, then, ipso facto, the obligation to pay interest hereunder shall be reduced to the Maximum Rate; and if from any circumstance whatsoever, Holder shall ever receive interest, the

amount of which would exceed the amount collectible at the Maximum Rate, such amount as would be excessive interest shall be applied to the reduction of the principal balance remaining unpaid hereunder and not to the payment of interest. This provision shall control every other provision in any and all other agreements and instruments existing or hereafter arising between the Company and Holder with respect to the indebtedness evidenced hereby.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized, as of the date first written above.

Dated: July 31, 2020

MADISON TECHNOLOGIES, INC.

By: ______________________

Name: Jeffrey M. Canouse

Chief Executive Officer

Exhibit B.

NOTICE OF CONVERSION

The undersigned hereby elects to convert $ ________ principal amount (plus accrued interest) of this Note into Shares of Common Stock of MADISON TECHNOLOGIES, INC., (the **"Company")**, as of the date written below. No fee will be charged to the Holder or Holder's Custodian for any conversion, except for transfer taxes, if any.

Box Checked as to applicable instructions:

[ ] The Borrower shall electronically transmit the Common Stock issuable pursuant to this Notice of Conversion to the account of the undersigned or its nominee with DTC through its Deposit Withdrawal Agent Commission system **("DWAC Transfer").**

Name of DTC Prime Broker: ________

Account Number: ________

[ ] The undersigned hereby requests that the Borrower issue a certificate or certificates for the number of shares of Common Stock set forth below (which numbers are based on the Holder's calculation attached hereto) in the name(s) specified immediately below:

Date of Conversion: ____________________

Conversion Price: ____________________

Shares to Be Delivered: ____________________

Outstanding Shares: ____________________

Is this Conversion Below 9.99%: Yes / No

Remaining Principal Balance Due: ____________

Signature: ____________________

Print Name: ____________________

NEITHER THE ISSUANCE NOR SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

MADISON TECHNOLOGIES, INC.
$60,000
TEN PERCENT (10%) CONVERTIBLE NOTE
DATED AUGUST 24, 2020

THIS NOTE (the "Note") is a duly authorized Convertible Note of MADISON TECHNOLOGIES, INC., a Nevada corporation (the "Company").

FOR VALUE RECEIVED, the Company promises to pay Trillium Partners LP (the "Holder"), the principal sum of Sixty Thousand Dollars and No Cents ($60,000.00) (the "Principal Amount") for a cash loan equal to $60,000.00, on August 31, 2021 ("Maturity Date"), and to pay monthly interest on the outstanding Principal Amount at the beginning of each calendar month, at the rate equal to ten percent (10%) per Annum (the "Interest Rate") from the date of issuance.

1) Accrual of Interest shall commence on the date of this Note at the Interest Rate, and shall be payable monthly on the first day of each calendar month. Upon an Event of Default, the Interest Rate shall be adjusted as set forth in Section 8. The outstanding Principal Amount of this Note and all interest due shall be payable in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts, at the address last appearing on the Note Register of the Company as designated in writing by the Holder from time to time. Absent any Event of Default, the Company shall pay the outstanding Principal Amount of this Note on the Maturity Date, plus all accrued but unpaid Interest, free of any withholding or deduction of any kind to the Holder as of the Maturity Date and addressed to the Holder at the address appearing on the Note Register.

This Note is subject to the following additional provisions:

2) All payments on account of the outstanding Principal Amount and Interest on this Note and all other amounts payable under this Note (whether made by the Company or any other person) to or for the account of the Holder hereunder shall be made in cash, free and clear of and without reduction by reason of any present and future income, stamp, registration and other taxes, levies, duties, cost, and charges whatsoever imposed, assessed, levied or collected by the United States or any political subdivision or taxing authority thereof or therein, together with interest thereon and penalties with respect thereto, if any, on or in respect of this Note (such taxes, levies, duties, costs and charges being herein collectively called "Taxes").

3) Subject to the ownership limitations set forth in Section 12 below, the Holder of this Note is entitled, at its option, at any time after the issuance of this Note, to convert all or any lesser portion of the outstanding Principal Amount plus all accrued but unpaid Interest into Common Stock at a conversion price per share equal to $0.05 (the "Conversion Price"). The Common stock into which the Note is converted shall be referred to in this agreement as "Conversion Shares"). The Holder may convert this Note into Common Stock by delivering a conversion notice, the form of conversion notice attached to the Note as Exhibit B ("Conversion Notice"), executed by the Holder of the Note evidencing such Holder's intention to convert the Note. The Company shall bear any and all miscellaneous expenses that may arise as a result of conversion and delivery of shares of common stock in respect of the Note, including but are not limited to the cost of the issuance of a Rule 144 legal opinion, transfer agent fees, equity issuance and deposit fees, etc. At Holder's option, any accrued costs paid by Holder may be subtracted from the dollar amount of any conversion of the Note.

The Company will not issue fractional shares or script representing fractions of shares of Common Stock on conversion, but the Company will round the number of shares of Common Stock issuable up to the nearest whole share. The date on which a Notice of Conversion is given shall be deemed to be the date on which the Holder notifies the Company of its intention to so convert by delivery, by facsimile transmission, email, or otherwise, of a copy of the Notice of Conversion. Notice of Conversion may be sent by email to the Company, Attn: Chief Executive Officer. At the Maturity Date, subject to Section 13 below, the Company will pay any unconverted outstanding Principal Amount and accrued Interest thereon, at the option of the Holder, in either (a) cash or (b) Common Stock valued at a price equal to the Conversion Price determined as if the Note was converted in accordance with its terms into Common Stock on the Maturity Date.

Without in any way limiting the Holder's right to pursue other remedies, including actual damages and/or equitable relief, the parties agree that if delivery of the Common Stock issuable upon conversion of this Note is not delivered by the Deadline (3 Trading days) the Borrower shall pay to the Holder $1,000 per day in cash, for each day beyond the Deadline that the Borrower fails to deliver such Common Stock. Such cash amount shall be paid to Holder by the fifth day of the month following the month in which it has accrued or, at the option of the Holder (by written notice to the Borrower by the first day of the month following

the month in which it has accrued), shall be added to the principal amount of this Note, in which event interest shall accrue thereon in accordance with the terms of this Note and such additional principal amount shall be convertible into Common Stock in accordance with the terms of this Note. The Borrower agrees that the right to convert is a valuable right to the Holder. The damages resulting from a failure, attempt to frustrate, interfere with such conversion right are difficult if not impossible to qualify. Accordingly the parties acknowledge that the liquidated damages provision contained in this Section are justified.

If, by the relevant Delivery Date, the Company fails, unless such failure is due to causes beyond the Company's reasonable control or that of its Transfer Agent, for any reason to deliver the Shares to be issued upon conversion of the Note and after such Delivery Date, the Holder of the Note purchases, in an arm's-length open market transaction or otherwise, shares of Common Stock (the "Covering Shares") in order to make delivery in satisfaction of a sale of Common Stock by such Holder (the "Sold Shares"), which delivery such Holder anticipated to make using the Shares to be issued upon such conversion (a "Buy-In"), the Holder shall have the right, to require the Company to pay to the Holder, in addition to and not in lieu of the amounts due hereunder (but in addition to all other amounts contemplated in other provisions of the Transaction Agreements, and not in lieu of any such other amounts), the Buy-In Adjustment Amount (as defined below). The "Buy-In Adjustment Amount" is the amount equal to the excess, if any, of (x) the Holder's total purchase price (including brokerage commissions, if any) for the Covering Shares over (y) the net proceeds (after brokerage commissions, if any) received by the Holder from the sale of the Sold Shares. The Company shall pay the Buy-In Adjustment Amount to the Company in immediately available funds immediately upon demand by the Holder. By way of illustration and not in limitation of the foregoing, if the Holder purchases shares of Common Stock having a total purchase price (including brokerage commissions) of $11,000 to cover a Buy-In with respect to shares of Common Stock it sold for net proceeds of $10,000, the Buy-In Adjustment Amount which Company will be required to pay to the Converting Holder will be $1,000.

4) No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to the payment of the outstanding Principal Amount of this Note plus all accrued and unpaid interest at the Maturity Date in the coin or currency herein prescribed. This Note is a direct obligation of the Company. In the event of any liquidation, reorganization, winding up or dissolution, repayment of this Note shall not be subordinate in any respect to any other indebtedness of the Company outstanding as of the date of this Note or hereafter incurred by the Company.

   Such non-subordination shall extend without limiting the generality of the foregoing, to all indebtedness of the Company to banks, financial institutions; other secured lenders, equipment lessors and equipment finance companies, but shall exclude trade debts. Any warrants, options or other securities convertible into stock of the Company issued before the date hereof shall rank pari passu with the Note in all respects.

5) If at any time or from time to time after the date of this Note, the Common Stock issuable upon the conversion of the Note is changed into the same or different numbers of shares of any class or classes of stock, whether by recapitalization or otherwise, then in each such event the Holder shall have the right thereafter to convert the Note into the kind of security receivable in such recapitalization, reclassification or other change by holders of Common Stock, all subject to further adjustment as provided herein. In such event, the formulae set forth herein for conversion and redemption shall be equitably adjusted to reflect such change in number of shares or, if shares of a new class of stock are issued, to reflect the market price of the class or classes of stock issued in connection with the above described transaction.

6) This Note shall be governed by and construed in accordance with the laws of the State of New York. Each of the parties consents to the exclusive jurisdiction of the state or Federal courts of the State of New York residing in New York County in connection with any dispute arising under this Note, and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on *forum non coveniens*, to the bringing of any such proceeding in such jurisdictions. Each of the parties hereby waives the right to a trial by jury in connection with any dispute arising under this Note.

7) The following shall constitute an "Event of Default":

a. The Company shall default in the payment of principal and/or monthly interest on this Note when due, and same shall continue for a period of five (5) days; or

b. Any of the representations or warranties made by the Company herein, in any certificate or financial or other written statements heretofore or hereafter furnished by the Company in connection with the execution and delivery of this Note shall be false or misleading in any material respect at the time made; or

c. The Company shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of any Note and such failure shall continue uncured for a period of thirty (30) days after written notice from the Holder of such failure; or

d. The Company fails to authorize or to cause its Transfer Agent to issue shares of Common Stock upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Note, fails to transfer or to cause its Transfer Agent to transfer any certificate for shares of Common Stock issued to the Holder upon conversion of this Note and when required by this Note, and such transfer is otherwise lawful, or fails to remove any restrictive legend on any certificate or fails to cause its Transfer Agent to remove such restricted legend, in each case where such removal is lawful, as and when required by this

Note, the Agreement, and any such failure shall continue uncured for five (5) business days; or

e. The Company shall make an assignment for the benefit of creditors or commence proceedings for its dissolution; or shall apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or

f. A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

g. Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within sixty (60) days thereafter; or

h. Any money judgment, writ or warrant of attachment, or similar process in excess of One Hundred Thousand ($100,000) Dollars in the aggregate shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of sixty (60) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

i. Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty (60) days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding; or

j. The Company shall have its Common Stock suspended or delisted from an exchange or over-the-counter market from trading for in excess of five trading days, or shall fail to remain current with its financial filings.

k. The Company effects, or attempts to effect, a reorganization similar in structure to that provided in Section 251(g) of the Delaware General Corporation Law.

Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider all obligations under this Note immediately due and payable within five (5) days of

notice, without presentment, demand, protest or notice of any kinds, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.

8) If one or more of the "Events of Default" as described above shall occur, then (a) the Rate shall increase to eighteen percent (18%), and (b) the Company agrees to pay all costs and expenses, including reasonable attorney's fees, which the Holder may incur in collecting any amount due under, or enforcing any terms of, this Note.

9) The Company covenants that until all amounts due under this Note are paid in full, by conversion or otherwise, unless waived by the Holder or subsequent Holder in writing, the Company shall:

- give prompt written notice to the Holder of any Event of Default or of any other matter which has resulted in, or could reasonably be expected to result in a materially adverse change in its financial condition or operations;

- give prompt notice to the Holder of any claim, action or proceeding which, in the event of any unfavorable outcome, would or could reasonably be expected to have a Material Adverse Effect (as defined in the Note Purchase Agreement) on the financial condition of the Company;

- at all times reserve and keep available out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of this Note into Common Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of the three (3) times outstanding Principal Amount of this Note plus accrued interest into Common Stock at the Conversion Price.

10) Upon receipt by the Company of evidence from the Holder reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note,

a. in the case of loss, theft or destruction, upon provision of indemnity reasonably satisfactory to it and/or its transfer agent, or

b. (ii) in the case of mutilation, upon surrender and cancellation of this Note, then the Company at its expense will execute and deliver to the Holder a new Note, dated the date of the lost, stolen, destroyed or mutilated Note, and evidencing the outstanding and unpaid principal amount of the lost, stolen, destroyed or mutilated Note.

11) Reservation of Shares. Company shall instruct its transfer agent to reserve at least two million (2,000,000) shares of its Common Stock for issuance to Holder in connection with conversion of this Note, and shall provide Holder with a copy of such instruction letter.

12) The Holder may not convert this Note to the extent such conversion would result in the Holder, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder) in excess of 9.99% of the then issued and outstanding shares of Common Stock held by such Holder after application of this Section. Since the Holder will not be obligated to report to the Company the number of shares of Common Stock it may hold at the time of a conversion hereunder, unless the conversion at issue would result in the issuance of shares of Common Stock in excess of 9.99% of the then outstanding shares of Common Stock without regard to any other shares which may be beneficially owned by the Holder or an affiliate thereof, the Holder shall have the authority and obligation to determine whether the restriction contained in this Section will limit any particular conversion hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of the principal amount of Note are convertible shall be the responsibility and obligation of the Holder. If the Holder has delivered a Conversion Notice for a principal amount of Note that would result in the issuance of in excess of the permitted amount hereunder, without regard to any other shares that the Holder or its affiliates may beneficially own, the Company shall notify the Holder of this fact and shall honor the conversion for the maximum principal amount permitted to be converted on such Conversion Date and, at the option of the Holder, either retain any principal amount tendered for conversion in excess of the permitted amount hereunder for future conversions or return such excess principal amount to the Holder. The provisions of this Section may be waived by a Holder (but only as to itself and not to any other Holder) upon not less than 65 days prior notice to the Company.

13) Maximum Rate. All provisions herein made are expressly limited so that in no event whatsoever, whether by reason of advancement of proceeds hereof, acceleration of maturity of the unpaid balance hereof or otherwise, shall the amount paid or agreed to be paid to Holder for the use of the money advanced hereunder exceed the maximum rate of interest allowed to be charged under applicable law (the "Maximum Rate"), regardless of whether or not there has been an acceleration of the payment of principal as set forth herein. If, from any circumstances whatsoever, the fulfillment of any provision of this Note or any other agreement or instrument now or hereafter evidencing, securing or in any way relating to the indebtedness evidenced hereby shall involve the payment of interest in excess of the Maximum Rate, then, ipso facto, the obligation to pay interest hereunder shall be reduced to the Maximum Rate; and if from any circumstance whatsoever, Holder shall ever receive interest, the amount of which would exceed the amount collectible at the Maximum Rate, such amount as would be excessive interest shall be applied to the reduction of the principal balance remaining unpaid hereunder and not to the payment of interest. This provision shall control every other provision in any and all other agreements

and instruments existing or hereafter arising between the Company and Holder with respect to the indebtedness evidenced hereby.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized, as of the date first written above.

Dated: August 24, 2020

MADISON TECHNOLOGIES, INC.

By: ______________________

Name: Jeffrey M. Canouse

Chief Executive Officer

Exhibit B.

NOTICE OF CONVERSION

The undersigned hereby elects to convert $ ________ principal amount (plus accrued interest) of this Note into Shares of Common Stock of MADISON TECHNOLOGIES, INC., (the **"Company"),** as of the date written below. No fee will be charged to the Holder or Holder's Custodian for any conversion, except for transfer taxes, if any.

Box Checked as to applicable instructions:

[ ] The Borrower shall electronically transmit the Common Stock issuable pursuant to this Notice of Conversion to the account of the undersigned or its nominee with DTC through its Deposit Withdrawal Agent Commission system (**"DWAC Transfer").**

Name of DTC Prime Broker: ________

Account Number: ________

[ ] The undersigned hereby requests that the Borrower issue a certificate or certificates for the number of shares of Common Stock set forth below (which numbers are based on the Holder's calculation attached hereto) in the name(s) specified immediately below:

Date of Conversion: ____________________

Conversion Price: ____________________

Shares to Be Delivered: ____________________

Outstanding Shares: ____________________

Is this Conversion Below 9.99%: Yes / No

Remaining Principal Balance Due: ____________________

Signature: ____________________

Print Name: ____________________

NEITHER THE ISSUANCE NOR SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

MADISON TECHNOLOGIES, INC.
$20,000
TEN PERCENT (10%) CONVERTIBLE NOTE
DATED SEPTEMBER 18, 2020

THIS NOTE (the "Note") is a duly authorized Convertible Note of MADISON TECHNOLOGIES, INC., a Nevada corporation (the "Company").

FOR VALUE RECEIVED, the Company promises to pay Trillium Partners LP (the "Holder"), the principal sum of Twenty Thousand Dollars and No Cents ($20,000.00) (the "Principal Amount") for a cash loan equal to $20,000.00, on September 30, 2021 ("Maturity Date"), and to pay monthly interest on the outstanding Principal Amount at the beginning of each calendar month, at the rate equal to ten percent (10%) per Annum (the "Interest Rate") from the date of issuance.

1) Accrual of Interest shall commence on the date of this Note at the Interest Rate, and shall be payable monthly on the first day of each calendar month. Upon an Event of Default, the Interest Rate shall be adjusted as set forth in Section 8. The outstanding Principal Amount of this Note and all interest due shall be payable in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts, at the address last appearing on the Note Register of the Company as designated in writing by the Holder from time to time. Absent any Event of Default, the Company shall pay the outstanding Principal Amount of this Note on the Maturity Date, plus all accrued but unpaid Interest, free of any withholding or deduction of any kind to the Holder as of the Maturity Date and addressed to the Holder at the address appearing on the Note Register.

This Note is subject to the following additional provisions:

2) All payments on account of the outstanding Principal Amount and Interest on this Note and all other amounts payable under this Note (whether made by the Company or any other person) to or for the account of the Holder hereunder shall be made in cash, free and clear of and without reduction by reason of any present and future income, stamp, registration and other taxes, levies, duties, cost, and charges whatsoever imposed, assessed, levied or collected by the United States or any political subdivision or taxing authority thereof or therein, together with interest thereon and penalties with respect thereto, if any, on or in respect of this Note (such taxes, levies, duties, costs and charges being herein collectively called "Taxes").

3) Subject to the ownership limitations set forth in Section 12 below, the Holder of this Note is entitled, at its option, at any time after the issuance of this Note, to convert all or any lesser portion of the outstanding Principal Amount plus all accrued but unpaid Interest into Common Stock at a conversion price per share equal to $0.05 (the "Conversion Price"). The Common stock into which the Note is converted shall be referred to in this agreement as "Conversion Shares"). The Holder may convert this Note into Common Stock by delivering a conversion notice, the form of conversion notice attached to the Note as Exhibit B ("Conversion Notice"), executed by the Holder of the Note evidencing such Holder's intention to convert the Note. The Company shall bear any and all miscellaneous expenses that may arise as a result of conversion and delivery of shares of common stock in respect of the Note, including but are not limited to the cost of the issuance of a Rule 144 legal opinion, transfer agent fees, equity issuance and deposit fees, etc. At Holder's option, any accrued costs paid by Holder may be subtracted from the dollar amount of any conversion of the Note.

The Company will not issue fractional shares or script representing fractions of shares of Common Stock on conversion, but the Company will round the number of shares of Common Stock issuable up to the nearest whole share. The date on which a Notice of Conversion is given shall be deemed to be the date on which the Holder notifies the Company of its intention to so convert by delivery, by facsimile transmission, email, or otherwise, of a copy of the Notice of Conversion. Notice of Conversion may be sent by email to the Company, Attn: Chief Executive Officer. At the Maturity Date, subject to Section 13 below, the Company will pay any unconverted outstanding Principal Amount and accrued Interest thereon, at the option of the Holder, in either (a) cash or (b) Common Stock valued at a price equal to the Conversion Price determined as if the Note was converted in accordance with its terms into Common Stock on the Maturity Date.

Without in any way limiting the Holder's right to pursue other remedies, including actual damages and/or equitable relief, the parties agree that if delivery of the Common Stock issuable upon conversion of this Note is not delivered by the Deadline (3 Trading days) the Borrower shall pay to the Holder $1,000 per day in cash, for each day beyond the Deadline that the Borrower fails to deliver such Common Stock. Such cash amount shall be paid to Holder by the fifth day of the month following the month in which it has accrued or, at the option of the Holder (by written notice to the Borrower by the first day of the month following the month in

which it has accrued), shall be added to the principal amount of this Note, in which event interest shall accrue thereon in accordance with the terms of this Note and such additional principal amount shall be convertible into Common Stock in accordance with the terms of this Note. The Borrower agrees that the right to convert is a valuable right to the Holder. The damages resulting from a failure, attempt to frustrate, interfere with such conversion right are difficult if not impossible to qualify. Accordingly the parties acknowledge that the liquidated damages provision contained in this Section are justified.

If, by the relevant Delivery Date, the Company fails, unless such failure is due to causes beyond the Company's reasonable control or that of its Transfer Agent, for any reason to deliver the Shares to be issued upon conversion of the Note and after such Delivery Date, the Holder of the Note purchases, in an arm's-length open market transaction or otherwise, shares of Common Stock (the "Covering Shares") in order to make delivery in satisfaction of a sale of Common Stock by such Holder (the "Sold Shares"), which delivery such Holder anticipated to make using the Shares to be issued upon such conversion (a "Buy-In"), the Holder shall have the right, to require the Company to pay to the Holder, in addition to and not in lieu of the amounts due hereunder (but in addition to all other amounts contemplated in other provisions of the Transaction Agreements, and not in lieu of any such other amounts), the Buy-In Adjustment Amount (as defined below). The "Buy-In Adjustment Amount" is the amount equal to the excess, if any, of (x) the Holder's total purchase price (including brokerage commissions, if any) for the Covering Shares over (y) the net proceeds (after brokerage commissions, if any) received by the Holder from the sale of the Sold Shares. The Company shall pay the Buy-In Adjustment Amount to the Company in immediately available funds immediately upon demand by the Holder. By way of illustration and not in limitation of the foregoing, if the Holder purchases shares of Common Stock having a total purchase price (including brokerage commissions) of $11,000 to cover a Buy-In with respect to shares of Common Stock it sold for net proceeds of $10,000, the Buy-1n Adjustment Amount which Company will be required to pay to the Converting Holder will be $1,000.

4) No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to the payment of the outstanding Principal Amount of this Note plus all accrued and unpaid interest at the Maturity Date in the coin or currency herein prescribed. This Note is a direct obligation of the Company. In the event of any liquidation, reorganization, winding up or dissolution, repayment of this Note shall not be subordinate in any respect to any other indebtedness of the Company outstanding as of the date of this Note or hereafter incurred by the Company.

Such non-subordination shall extend without limiting the generality of the foregoing, to all indebtedness of the Company to banks, financial institutions; other secured lenders, equipment lessors and equipment finance companies, but shall exclude trade debts. Any warrants, options or other securities convertible into stock of the Company issued before the date hereof shall rank pan passu with the Note in all respects.

5) If at any time or from time to time after the date of this Note, the Common Stock issuable upon the conversion of the Note is changed into the same or different numbers of shares of any class or classes of stock, whether by recapitalization or otherwise, then in each such event the Holder shall have the right thereafter to convert the Note into the kind of security receivable in such recapitalization, reclassification or other change by holders of Common Stock, all subject to further adjustment as provided herein. In such event, the formulae set forth herein for conversion and redemption shall be equitably adjusted to reflect such change in number of shares or, if shares of a new class of stock are issued, to reflect the market price of the class or classes of stock issued in connection with the above described transaction.

6) This Note shall be governed by and construed in accordance with the laws of the State of New York. Each of the parties consents to the exclusive jurisdiction of the state or Federal courts of the State of New York residing in New York County in connection with any dispute arising under this Note, and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on *forum non coveniens,* to the bringing of any such proceeding in such jurisdictions. Each of the parties hereby waives the right to a trial by jury in connection with any dispute arising under this Note.

7) The following shall constitute an "Event of Default":

a. The Company shall default in the payment of principal and/or monthly interest on this Note when due, and same shall continue for a period of five (5) days; or

b. Any of the representations or warranties made by the Company herein, in any certificate or financial or other written statements heretofore or hereafter furnished by the Company in connection with the execution and delivery of this Note shall be false or misleading in any material respect at the time made; or

c. The Company shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of any Note and such failure shall continue uncured for a period of thirty (30) days after written notice from the Holder of such failure; or

d. The Company fails to authorize or to cause its Transfer Agent to issue shares of Common Stock upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Note, fails to transfer or to cause its Transfer Agent to transfer any certificate for shares of Common Stock issued to the Holder upon conversion of this Note and when required by this Note, and such transfer is otherwise lawful, or fails to remove any restrictive legend on any certificate or fails to cause its Transfer Agent to remove such restricted legend, in each case where

such removal is lawful, as and when required by this Note, the Agreement, and any such failure shall continue uncured for five (5) business days; or

e. The Company shall make an assignment for the benefit of creditors or commence proceedings for its dissolution; or shall apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or

f. A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

g- Any governmental agency or any court of competent jurisdiction at the instance of any

governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within sixty (60) days thereafter; or

h. Any money judgment, writ or warrant of attachment, or similar process in excess of One Hundred Thousand ($100,000) Dollars in the aggregate shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of sixty (60) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

i. Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty (60) days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding; or

The Company shall have its Common Stock suspended or delisted from an exchange or over-the-counter market from trading for in excess of five trading days, or shall fail to remain current with its financial filings.

k. The Company effects, or attempts to effect, a reorganization similar in structure to that

provided in Section 251(g) of the Delaware General Corporation Law.

Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider all obligations under this Note immediately due and payable within five (5) days of notice, without presentment, demand, protest or notice of any kinds, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.

8) If one or more of the "Events of Default" as described above shall occur, then (a) the Rate shall increase to eighteen percent (18%), and (b) the Company agrees to pay all costs and expenses, including reasonable attorney's fees, which the Holder may incur in collecting any amount due under, or enforcing any terms of, this Note.

9) The Company covenants that until all amounts due under this Note are paid in full, by conversion or otherwise, unless waived by the Holder or subsequent Holder in writing, the Company shall:

- give prompt written notice to the Holder of any Event of Default or of any other matter which has resulted in, or could reasonably be expected to result in a materially adverse change in its financial condition or operations;
- give prompt notice to the Holder of any claim, action or proceeding which, in the event of any unfavorable outcome, would or could reasonably be expected to have a Material Adverse Effect (as defined in the Note Purchase Agreement) on the financial condition of the Company;
- at all times reserve and keep available out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of this Note into Common Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of the three (3) times outstanding Principal Amount of this Note plus accrued interest into Common Stock at the Conversion Price.

10) Upon receipt by the Company of evidence from the Holder reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note,

a. in the case of loss, theft or destruction, upon provision of indemnity reasonably satisfactory to it and/or its transfer agent, or

b. (ii) in the case of mutilation, upon surrender and cancellation of this Note, then the Company at its expense will execute and deliver to the Holder a new Note, dated the date of the lost, stolen, destroyed or mutilated Note, and evidencing the outstanding and unpaid principal amount of the lost, stolen, destroyed or mutilated Note.

11) Reservation of Shares. Company shall instruct its transfer agent to reserve at least two million (2,000,000) shares of its Common Stock for issuance to Holder in connection with conversion of this Note, and shall provide Holder with a copy of such instruction letter.

12) The Holder may not convert this Note to the extent such conversion would result in the Holder, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder) in excess of 9.99% of the then issued and outstanding shares of Common Stock held by such Holder after application of this Section. Since the Holder will not be obligated to report to the Company the number of shares of Common Stock it may hold at the time of a conversion hereunder, unless the conversion at issue would result in the issuance of shares of Common Stock in excess of 9.99% of the then outstanding shares of Common Stock without regard to any other shares which may be beneficially owned by the Holder or an affiliate thereof, the Holder shall have the authority and obligation to determine whether the restriction contained in this Section will limit any particular conversion hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of the principal amount of Note are convertible shall be the responsibility and obligation of the Holder. If the Holder has delivered a Conversion Notice for a principal amount of Note that would result in the issuance of in excess of the permitted amount hereunder, without regard to any other shares that the Holder or its affiliates may beneficially own, the Company shall notify the Holder of this fact and shall honor the conversion for the maximum principal amount permitted to be converted on such Conversion Date and, at the option of the Holder, either retain any principal amount tendered for conversion in excess of the permitted amount hereunder for future conversions or return such excess principal amount to the Holder. The provisions of this Section may be waived by a Holder (but only as to itself and not to any other Holder) upon not less than 65 days prior notice to the Company.

13) Maximum Rate. All provisions herein made are expressly limited so that in no event whatsoever, whether by reason of advancement of proceeds hereof, acceleration of maturity of the unpaid balance hereof or otherwise, shall the amount paid or agreed to be paid to Holder for the use of the money advanced hereunder exceed the maximum rate of interest allowed to be charged under applicable law (the "Maximum Rate"), regardless of whether or not there has been an acceleration of the payment of principal as set forth herein. If, from any circumstances whatsoever, the fulfillment of any provision of this Note or any other agreement or instrument now or hereafter evidencing, securing or in any way relating to the indebtedness evidenced hereby shall involve the payment of interest in excess of the Maximum Rate, then, ipso facto, the obligation to pay interest hereunder shall be reduced to the Maximum Rate; and if from any circumstance whatsoever, Holder shall ever receive interest, the amount of which would exceed the amount collectible at the Maximum Rate, such amount as would be

excessive interest shall be applied to the reduction of the principal balance remaining unpaid hereunder and not to the payment of interest. This provision shall control every other provision in any and all other agreements and instruments existing or hereafter arising between the Company and Holder with respect to the indebtedness evidenced hereby.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized, as of the date first written above.

Dated: September 18, 2020

MADISON TECHNOLOGIES, INC.

Chief Executive Officer

Exhibit B.

NOTICE OF CONVERSION

The undersigned hereby elects to convert $ ________principal amount (plus accrued interest) of this Note into Shares of Common Stock of MADISON TECHNOLOGIES, INC., (the **"Company"),** as of the date written below. No fee will be charged to the Holder or Holder's Custodian for any conversion, except for transfer taxes, if any.

Box Checked as to applicable instructions:

The Borrower shall electronically transmit the Common Stock issuable pursuant to this Notice of Conversion to the account of the undersigned or its nominee with DTC through

its Deposit Withdrawal Agent Commission system **("DWAC Transfer").**

Name of DTC Prime Broker: __________

Account Number: __________

[] The undersigned hereby requests that the Borrower issue a certificate or certificates for

the number of shares of Common Stock set forth below (which numbers are based on the Holder's calculation attached hereto) in the name(s) specified immediately below:

Date of Conversion: ____________________________

Conversion Price: ______________________________

Shares to Be Delivered: _________________________

Outstanding Shares: ____________________________

Is this Conversion Below 9.99%: ______Yes______________No

Remaining Principal Balance Due: __________________

Signature: ______________________________________

Print Name:

NEITHER THE ISSUANCE NOR SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

MADISON TECHNOLOGIES, INC.
$60,000
TEN PERCENT (10%) CONVERTIBLE NOTE
DATED OCTOBER 12, 2020

THIS NOTE (the "Note") is a duly authorized Convertible Note of MADISON TECHNOLOGIES, INC., a Nevada corporation (the "Company").

FOR VALUE RECEIVED, the Company promises to pay Trillium Partners LP (the "Holder"), the principal sum of Sixty Thousand Dollars and No Cents ($60,000.00) (the "Principal Amount") for a cash loan equal to $60,000.00, on October 31, 2021 ("Maturity Date"), and to pay monthly interest on the outstanding Principal Amount at the beginning of each calendar month, at the rate equal to ten percent (10%) per Annum (the "Interest Rate") from the date of issuance.

1) Accrual of Interest shall commence on the date of this Note at the Interest Rate, and shall be payable monthly on the first day of each calendar month. Upon an Event of Default, the Interest Rate shall be adjusted as set forth in Section 8. The outstanding Principal Amount of this Note and all interest due shall be payable in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts, at the address last appearing on the Note Register of the Company as designated in writing by the Holder from time to time. Absent any Event of Default, the Company shall pay the outstanding Principal Amount of this Note on the Maturity Date, plus all accrued but unpaid Interest, free of any withholding or deduction of any kind to the Holder as of the Maturity Date and addressed to the Holder at the address appearing on the Note Register.

This Note is subject to the following additional provisions:

2) All payments on account of the outstanding Principal Amount and Interest on this Note and all other amounts payable under this Note (whether made by the Company or any other person) to or for the account of the Holder hereunder shall be made in cash, free and clear of and without reduction by reason of any present and future income, stamp, registration and other taxes, levies, duties, cost, and charges whatsoever imposed, assessed, levied or collected by the United States or any political subdivision or taxing authority thereof or therein, together with interest thereon and penalties with respect thereto, if any, on or in respect of this Note (such taxes, levies, duties, costs and charges being herein collectively called "Taxes").

3) Subject to the ownership limitations set forth in Section 12 below, the Holder of this Note is entitled, at its option, at any time after the issuance of this Note, to convert all or any lesser portion of the outstanding Principal Amount plus all accrued but unpaid Interest into Common Stock at a conversion price per share equal to $0.05 (the "Conversion Price"). The Common stock into which the Note is converted shall be referred to in this agreement as "Conversion Shares"). The Holder may convert this Note into Common Stock by delivering a conversion notice, the form of conversion notice attached to the Note as Exhibit B ("Conversion Notice"), executed by the Holder of the Note evidencing such Holder's intention to convert the Note. The Company shall bear any and all miscellaneous expenses that may arise as a result of conversion and delivery of shares of common stock in respect of the Note, including but are not limited to the cost of the issuance of a Rule 144 legal opinion, transfer agent fees, equity issuance and deposit fees, etc. At Holder's option, any accrued costs paid by Holder may be subtracted from the dollar amount of any conversion of the Note.

The Company will not issue fractional shares or script representing fractions of shares of Common Stock on conversion, but the Company will round the number of shares of Common Stock issuable up to the nearest whole share. The date on which a Notice of Conversion is given shall be deemed to be the date on which the Holder notifies the Company of its intention to so convert by delivery, by facsimile transmission, email, or otherwise, of a copy of the Notice of Conversion. Notice of Conversion may be sent by email to the Company, Attn: Chief Executive Officer. At the Maturity Date, subject to Section 13 below, the Company will pay any unconverted outstanding Principal Amount and accrued Interest thereon, at the option of the Holder, in either (a) cash or (b) Common Stock valued at a price equal to the Conversion Price determined as if the Note was converted in accordance with its terms into Common Stock on the Maturity Date.

Without in any way limiting the Holder's right to pursue other remedies, including actual damages and/or equitable relief, the parties agree that if delivery of the Common Stock issuable upon conversion of this Note is not delivered by the Deadline (3 Trading days) the Borrower shall pay to the Holder $1,000 per day in cash, for each day beyond the Deadline that the Borrower fails to deliver such Common Stock. Such cash amount shall be paid to Holder by the fifth day of the month following the month in which it has accrued or, at the option of the Holder (by written notice to the Borrower by the first day of the month following the month in

which it has accrued), shall be added to the principal amount of this Note, in which event interest shall accrue thereon in accordance with the terms of this Note and such additional principal amount shall be convertible into Common Stock in accordance with the terms of this Note. The Borrower agrees that the right to convert is a valuable right to the Holder. The damages resulting from a failure, attempt to frustrate, interfere with such conversion right are difficult if not impossible to qualify. Accordingly the parties acknowledge that the liquidated damages provision contained in this Section are justified.

If, by the relevant Delivery Date, the Company fails, unless such failure is due to causes beyond the Company's reasonable control or that of its Transfer Agent, for any reason to deliver the Shares to be issued upon conversion of the Note and after such Delivery Date, the Holder of the Note purchases, in an arm's-length open market transaction or otherwise, shares of Common Stock (the "Covering Shares") in order to make delivery in satisfaction of a sale of Common Stock by such Holder (the "Sold Shares"), which delivery such Holder anticipated to make using the Shares to be issued upon such conversion (a "Buy-In"), the Holder shall have the right, to require the Company to pay to the Holder, in addition to and not in lieu of the amounts due hereunder (but in addition to all other amounts contemplated in other provisions of the Transaction Agreements, and not in lieu of any such other amounts), the Buy-In Adjustment Amount (as defined below). The "Buy-In Adjustment Amount" is the amount equal to the excess, if any, of (x) the Holder's total purchase price (including brokerage commissions, if any) for the Covering Shares over (y) the net proceeds (after brokerage commissions, if any) received by the Holder from the sale of the Sold Shares. The Company shall pay the Buy-In Adjustment Amount to the Company in immediately available funds immediately upon demand by the Holder. By way of illustration and not in limitation of the foregoing, if the Holder purchases shares of Common Stock having a total purchase price (including brokerage commissions) of $11,000 to cover a Buy-In with respect to shares of Common Stock it sold for net proceeds of $10,000, the Buy-In Adjustment Amount which Company will be required to pay to the Converting Holder will be $1,000.

4) No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to the payment of the outstanding Principal Amount of this Note plus all accrued and unpaid interest at the Maturity Date in the coin or currency herein prescribed. This Note is a direct obligation of the Company. In the event of any liquidation, reorganization, winding up or dissolution, repayment of this Note shall not be subordinate in any respect to any other indebtedness of the Company outstanding as of the date of this Note or hereafter incurred by the Company.

Such non-subordination shall extend without limiting the generality of the foregoing, to all indebtedness of the Company to banks, financial institutions; other secured lenders, equipment lessors and equipment finance companies, but shall exclude trade debts. Any warrants, options or other securities convertible into stock of the Company issued before the date hereof shall rank pan passu with the Note in all respects.

5) If at any time or from time to time after the date of this Note, the Common Stock issuable upon the conversion of the Note is changed into the same or different numbers of shares of any class or classes of stock, whether by recapitalization or otherwise, then in each such event the Holder shall have the right thereafter to convert the Note into the kind of security receivable in such recapitalization, reclassification or other change by holders of Common Stock, all subject to further adjustment as provided herein. In such event, the formulae set forth herein for conversion and redemption shall be equitably adjusted to reflect such change in number of shares or, if shares of a new class of stock are issued, to reflect the market price of the class or classes of stock issued in connection with the above described transaction.

6) This Note shall be governed by and construed in accordance with the laws of the State of New York. Each of the parties consents to the exclusive jurisdiction of the state or Federal courts of the State of New York residing in New York County in connection with any dispute arising under this Note, and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on *forum non coveniens,* to the bringing of any such proceeding in such jurisdictions. Each of the parties hereby waives the right to a trial by jury in connection with any dispute arising under this Note.

7) The following shall constitute an "Event of Default":

a. The Company shall default in the payment of principal and/or monthly interest on this Note when due, and same shall continue for a period of five (5) days; or

b. Any of the representations or warranties made by the Company herein, in any certificate or financial or other written statements heretofore or hereafter furnished by the Company in connection with the execution and delivery of this Note shall be false or misleading in any material respect at the time made; or

c. The Company shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of any Note and such failure shall continue uncured for a period of thirty (30) days after written notice from the Holder of such failure; or

d. The Company fails to authorize or to cause its Transfer Agent to issue shares of Common Stock upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Note, fails to transfer or to cause its Transfer Agent to transfer any certificate for shares of Common Stock issued to the Holder upon conversion of this Note and when required by this Note, and such transfer is otherwise lawful, or fails to remove any restrictive legend on any certificate or fails to cause its Transfer Agent to remove such restricted legend, in each case where

such removal is lawful, as and when required by this Note, the Agreement, and any such failure shall continue uncured for five (5) business days; or

e. The Company shall make an assignment for the benefit of creditors or commence proceedings for its dissolution; or shall apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or

f. A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

g- Any governmental agency or any court of competent jurisdiction at the instance of any

governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within sixty (60) days thereafter; or

h. Any money judgment, writ or warrant of attachment, or similar process in excess of One Hundred Thousand ($100,000) Dollars in the aggregate shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of sixty (60) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

i. Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty (60) days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding; or

The Company shall have its Common Stock suspended or delisted from an exchange or over-the-counter market from trading for in excess of five trading days, or shall fail to remain current with its financial filings.

k. The Company effects, or attempts to effect, a reorganization similar in structure to that

provided in Section 251(g) of the Delaware General Corporation Law.

Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider all obligations under this Note immediately due and payable within five (5) days of notice, without presentment, demand, protest or notice of any kinds, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.

8) If one or more of the "Events of Default" as described above shall occur, then (a) the Rate shall increase to eighteen percent (18%), and (b) the Company agrees to pay all costs and expenses, including reasonable attorney's fees, which the Holder may incur in collecting any amount due under, or enforcing any terms of, this Note.

9) The Company covenants that until all amounts due under this Note are paid in full, by conversion or otherwise, unless waived by the Holder or subsequent Holder in writing, the Company shall:

- give prompt written notice to the Holder of any Event of Default or of any other matter which has resulted in, or could reasonably be expected to result in a materially adverse change in its financial condition or operations;

- give prompt notice to the Holder of any claim, action or proceeding which, in the event of any unfavorable outcome, would or could reasonably be expected to have a Material Adverse Effect (as defined in the Note Purchase Agreement) on the financial condition of the Company;

- at all times reserve and keep available out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of this Note into Common Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of the three (3) times outstanding Principal Amount of this Note plus accrued interest into Common Stock at the Conversion Price.

10) Upon receipt by the Company of evidence from the Holder reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note,

a. in the case of loss, theft or destruction, upon provision of indemnity reasonably satisfactory to it and/or its transfer agent, or

b. (ii) in the case of mutilation, upon surrender and cancellation of this Note, then the Company at its expense will execute and deliver to the Holder a new Note, dated the date of the lost, stolen, destroyed or mutilated Note, and evidencing the outstanding and unpaid principal amount of the lost, stolen, destroyed or mutilated Note.

11) Reservation of Shares. Company shall instruct its transfer agent to reserve at least two million (2,000,000) shares of its Common Stock for issuance to Holder in connection with conversion of this Note, and shall provide Holder with a copy of such instruction letter.

12) The Holder may not convert this Note to the extent such conversion would result in the Holder, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder) in excess of 9.99% of the then issued and outstanding shares of Common Stock held by such Holder after application of this Section. Since the Holder will not be obligated to report to the Company the number of shares of Common Stock it may hold at the time of a conversion hereunder, unless the conversion at issue would result in the issuance of shares of Common Stock in excess of 9.99% of the then outstanding shares of Common Stock without regard to any other shares which may be beneficially owned by the Holder or an affiliate thereof, the Holder shall have the authority and obligation to determine whether the restriction contained in this Section will limit any particular conversion hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of the principal amount of Note are convertible shall be the responsibility and obligation of the Holder. If the Holder has delivered a Conversion Notice for a principal amount of Note that would result in the issuance of in excess of the permitted amount hereunder, without regard to any other shares that the Holder or its affiliates may beneficially own, the Company shall notify the Holder of this fact and shall honor the conversion for the maximum principal amount permitted to be converted on such Conversion Date and, at the option of the Holder, either retain any principal amount tendered for conversion in excess of the permitted amount hereunder for future conversions or return such excess principal amount to the Holder. The provisions of this Section may be waived by a Holder (but only as to itself and not to any other Holder) upon not less than 65 days prior notice to the Company.

13) Maximum Rate. All provisions herein made are expressly limited so that in no event whatsoever, whether by reason of advancement of proceeds hereof, acceleration of maturity of the unpaid balance hereof or otherwise, shall the amount paid or agreed to be paid to Holder for the use of the money advanced hereunder exceed the maximum rate of interest allowed to be charged under applicable law (the "Maximum Rate"), regardless of whether or not there has been an acceleration of the payment of principal as set forth herein. If, from any circumstances whatsoever, the fulfillment of any provision of this Note or any other agreement or instrument now or hereafter evidencing, securing or in any way relating to the indebtedness evidenced hereby shall involve the payment of interest in excess of the Maximum Rate, then, ipso facto, the obligation to pay interest hereunder shall be reduced to the Maximum Rate; and if from any circumstance whatsoever, Holder shall ever receive interest, the amount of which would exceed the amount collectible at the Maximum Rate, such amount as would be

excessive interest shall be applied to the reduction of the principal balance remaining unpaid hereunder and not to the payment of interest. This provision shall control every other provision in any and all other agreements and instruments existing or hereafter arising between the Company and Holder with respect to the indebtedness evidenced hereby.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized, as of the date first written above.

Dated: October 12, 2020

MADISON TECHNOLOGIES, INC.

Chief Executive Officer

Exhibit B.

NOTICE OF CONVERSION

The undersigned hereby elects to convert $ ________ principal amount (plus accrued interest) of this Note into Shares of Common Stock of MADISON TECHNOLOGIES, INC., (the **"Company")**, as of the date written below. No fee will be charged to the Holder or Holder's Custodian for any conversion, except for transfer taxes, if any.

Box Checked as to applicable instructions:

The Borrower shall electronically transmit the Common Stock issuable pursuant to this Notice of Conversion to the account of the undersigned or its nominee with DTC through

its Deposit Withdrawal Agent Commission system **("DWAC Transfer").**

Name of DTC Prime Broker: ________

Account Number: ________

[] The undersigned hereby requests that the Borrower issue a certificate or certificates for

the number of shares of Common Stock set forth below (which numbers are based on the Holder's calculation attached hereto) in the name(s) specified immediately below:

Date of Conversion: ____________________________

Conversion Price: ____________________________

Shares to Be Delivered: ____________________________

Outstanding Shares: ____________________________

Is this Conversion Below 9.99%: ______ Yes ______________ No

Remaining Principal Balance Due: __________________

Signature: ____________________________________

Print Name:

NEITHER THE ISSUANCE NOR SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

MADISON TECHNOLOGIES, INC.
$2,500
TEN PERCENT (10%) CONVERTIBLE NOTE
DATED OCTOBER 16, 2020

THIS NOTE (the "Note") is a duly authorized Convertible Note of MADISON TECHNOLOGIES, INC., a Nevada corporation (the "Company").

FOR VALUE RECEIVED, the Company promises to pay Trillium Partners LP (the "Holder"), the principal sum of Two Thousand Five Hundred Dollars and No Cents ($2,500.00) (the "Principal Amount") for a cash loan equal to $1,935.00 on October 16, 2021 ("Maturity Date"), and to pay monthly interest on the outstanding Principal Amount at the beginning of each calendar month, at the rate equal to ten percent (10%) per Annum (the "Interest Rate") from the date of issuance.

1) Accrual of Interest shall commence on the date of this Note at the Interest Rate, and shall be payable monthly on the first day of each calendar month. Upon an Event of Default, the Interest Rate shall be adjusted as set forth in Section 8. The outstanding Principal Amount of this Note and all interest due shall be payable in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts, at the address last appearing on the Note Register of the Company as designated in writing by the Holder from time to time. Absent any Event of Default, the Company shall pay the outstanding Principal Amount of this Note on the Maturity Date, plus all accrued but unpaid Interest, free of any withholding or deduction of any kind to the Holder as of the Maturity Date and addressed to the Holder at the address appearing on the Note Register.

This Note is subject to the following additional provisions:

2) All payments on account of the outstanding Principal Amount and Interest on this Note and all other amounts payable under this Note (whether made by the Company or any other person) to or for the account of the Holder hereunder shall be made in cash, free and clear of and without reduction by reason of any present and future income, stamp, registration and other taxes, levies, duties, cost, and charges whatsoever imposed, assessed, levied or collected by the United States or any political subdivision or taxing authority thereof or therein, together with interest thereon and penalties with respect thereto, if any, on or in respect of this Note (such taxes, levies, duties, costs and charges being herein collectively called "Taxes").

3) Subject to the ownership limitations set forth in Section 12 below, the Holder of this Note is entitled, at its option, at any time after the issuance of this Note, to convert all or any lesser portion of the outstanding Principal Amount plus all accrued but unpaid Interest into Common Stock at a conversion price per share equal to $0.05 (the "Conversion Price"). The Common stock into which the Note is converted shall be referred to in this agreement as "Conversion Shares"). The Holder may convert this Note into Common Stock by delivering a conversion notice, the form of conversion notice attached to the Note as Exhibit B ("Conversion Notice"), executed by the Holder of the Note evidencing such Holder's intention to convert the Note. The Company shall bear any and all miscellaneous expenses that may arise as a result of conversion and delivery of shares of common stock in respect of the Note, including but are not limited to the cost of the issuance of a Rule 144 legal opinion, transfer agent fees, equity issuance and deposit fees, etc. At Holder's option, any accrued costs paid by Holder may be subtracted from the dollar amount of any conversion of the Note.

The Company will not issue fractional shares or script representing fractions of shares of Common Stock on conversion, but the Company will round the number of shares of Common Stock issuable up to the nearest whole share. The date on which a Notice of Conversion is given shall be deemed to be the date on which the Holder notifies the Company of its intention to so convert by delivery, by facsimile transmission, email, or otherwise, of a copy of the Notice of Conversion. Notice of Conversion may be sent by email to the Company, Attn: Chief Executive Officer. At the Maturity Date, subject to Section 13 below, the Company will pay any unconverted outstanding Principal Amount and accrued Interest thereon, at the option of the Holder, in either (a) cash or (b) Common Stock valued at a price equal to the Conversion Price determined as if the Note was converted in accordance with its terms into Common Stock on the Maturity Date.

Without in any way limiting the Holder's right to pursue other remedies, including actual damages and/or equitable relief, the parties agree that if delivery of the Common Stock issuable upon conversion of this Note is not delivered by the Deadline (3 Trading days) the Borrower shall pay to the Holder $1,000 per day in cash, for each day beyond the Deadline that the Borrower fails to deliver such Common Stock. Such cash amount shall be paid to Holder by the fifth day of the month following the month in which it has accrued or, at the option of the Holder (by written notice to the Borrower by the first day of the month following

the month in which it has accrued), shall be added to the principal amount of this Note, in which event interest shall accrue thereon in accordance with the terms of this Note and such additional principal amount shall be convertible into Common Stock in accordance with the terms of this Note. The Borrower agrees that the right to convert is a valuable right to the Holder. The damages resulting from a failure, attempt to frustrate, interfere with such conversion right are difficult if not impossible to qualify. Accordingly, the parties acknowledge that the liquidated damages provision contained in this Section are justified.

If, by the relevant Delivery Date, the Company fails, unless such failure is due to causes beyond the Company's reasonable control or that of its Transfer Agent, for any reason to deliver the Shares to be issued upon conversion of the Note and after such Delivery Date, the Holder of the Note purchases, in an arm's-length open market transaction or otherwise, shares of Common Stock (the "Covering Shares") in order to make delivery in satisfaction of a sale of Common Stock by such Holder (the "Sold Shares"), which delivery such Holder anticipated to make using the Shares to be issued upon such conversion (a "Buy-In"), the Holder shall have the right, to require the Company to pay to the Holder, in addition to and not in lieu of the amounts due hereunder (but in addition to all other amounts contemplated in other provisions of the Transaction Agreements, and not in lieu of any such other amounts), the Buy-In Adjustment Amount (as defined below). The "Buy-In Adjustment Amount" is the amount equal to the excess, if any, of (x) the Holder's total purchase price (including brokerage commissions, if any) for the Covering Shares over (y) the net proceeds (after brokerage commissions, if any) received by the Holder from the sale of the Sold Shares. The Company shall pay the Buy-In Adjustment Amount to the Company in immediately available funds immediately upon demand by the Holder. By way of illustration and not in limitation of the foregoing, if the Holder purchases shares of Common Stock having a total purchase price (including brokerage commissions) of $11,000 to cover a Buy-In with respect to shares of Common Stock it sold for net proceeds of $10,000, the Buy-In Adjustment Amount which Company will be required to pay to the Converting Holder will be $1,000.

4) No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to the payment of the outstanding Principal Amount of this Note plus all accrued and unpaid interest at the Maturity Date in the coin or currency herein prescribed. This Note is a direct obligation of the Company. In the event of any liquidation, reorganization, winding up or dissolution, repayment of this Note shall not be subordinate in any respect to any other indebtedness of the Company outstanding as of the date of this Note or hereafter incurred by the Company.

Such non-subordination shall extend without limiting the generality of the foregoing, to all indebtedness of the Company to banks, financial institutions; other secured lenders, equipment lessors and equipment finance companies, but shall exclude trade debts. Any warrants, options or other securities convertible into stock of the Company issued before the date hereof shall rank pari passu with the Note in all respects.

5) If at any time or from time to time after the date of this Note, the Common Stock issuable upon the conversion of the Note is changed into the same or different numbers of shares of any class or classes of stock, whether by recapitalization or otherwise, then in each such event the Holder shall have the right thereafter to convert the Note into the kind of security receivable in such recapitalization, reclassification or other change by holders of Common Stock, all subject to further adjustment as provided herein. In such event, the formulae set forth herein for conversion and redemption shall be equitably adjusted to reflect such change in number of shares or, if shares of a new class of stock are issued, to reflect the market price of the class or classes of stock issued in connection with the above described transaction.

6) This Note shall be governed by and construed in accordance with the laws of the State of New York. Each of the parties consents to the exclusive jurisdiction of the state or Federal courts of the State of New York residing in New York County in connection with any dispute arising under this Note, and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on *forum non coveniens,* to the bringing of any such proceeding in such jurisdictions. Each of the parties hereby waives the right to a trial by jury in connection with any dispute arising under this Note.

7) The following shall constitute an "Event of Default":

a. The Company shall default in the payment of principal and/or monthly interest on this Note when due, and same shall continue for a period of five (5) days; or

b. Any of the representations or warranties made by the Company herein, in any certificate or financial or other written statements heretofore or hereafter furnished by the Company in connection with the execution and delivery of this Note shall be false or misleading in any material respect at the time made; or

c. The Company shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of any Note and such failure shall continue uncured for a period of thirty (30) days after written notice from the Holder of such failure; or

d. The Company fails to authorize or to cause its Transfer Agent to issue shares of Common Stock upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Note, fails to transfer or to cause its Transfer Agent to transfer any certificate for shares of Common Stock issued to the Holder upon conversion of this Note and when required by this Note, and such transfer is otherwise lawful, or fails to remove any restrictive legend on any certificate or fails to cause its Transfer Agent to remove such restricted legend, in each case where such removal is lawful, as and when required by this

Note, the Agreement, and any such failure shall continue uncured for five (5) business days; or

e. The Company shall make an assignment for the benefit of creditors or commence proceedings for its dissolution; or shall apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or

f. A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

g- Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within sixty (60) days thereafter; or

h. Any money judgment, writ or warrant of attachment, or similar process in excess of One Hundred Thousand ($100,000) Dollars in the aggregate shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of sixty (60) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

i. Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty (60) days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding; or

The Company shall have its Common Stock suspended or delisted from an exchange or over-the-counter market from trading for in excess of five trading days, or shall fail to remain current with its financial filings.

k. The Company effects, or attempts to effect, a reorganization similar in structure to that provided in Section 251(g) of the Delaware General Corporation Law.

Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider all obligations under this Note immediately due and payable within five (5) days of

notice, without presentment, demand, protest or notice of any kinds, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.

8) If one or more of the "Events of Default" as described above shall occur, then (a) the Rate shall increase to eighteen percent (18%), and (b) the Company agrees to pay all costs and expenses, including reasonable attorney's fees, which the Holder may incur in collecting any amount due under, or enforcing any terms of, this Note.

9) The Company covenants that until all amounts due under this Note are paid in full, by conversion or otherwise, unless waived by the Holder or subsequent Holder in writing, the Company shall:

- give prompt written notice to the Holder of any Event of Default or of any other matter which has resulted in, or could reasonably be expected to result in a materially adverse change in its financial condition or operations;

- give prompt notice to the Holder of any claim, action or proceeding which, in the event of any unfavorable outcome, would or could reasonably be expected to have a Material Adverse Effect (as defined in the Note Purchase Agreement) on the financial condition of the Company;

- at all times reserve and keep available out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of this Note into Common Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of the three (3) times outstanding Principal Amount of this Note plus accrued interest into Common Stock at the Conversion Price.

10) Upon receipt by the Company of evidence from the Holder reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note,

a. in the case of loss, theft or destruction, upon provision of indemnity reasonably satisfactory to it and/or its transfer agent, or

b. (ii) in the case of mutilation, upon surrender and cancellation of this Note, then the Company at its expense will execute and deliver to the Holder a new Note, dated the date of the lost, stolen, destroyed or mutilated Note, and evidencing the outstanding and unpaid principal amount of the lost, stolen, destroyed or mutilated Note.

11) Reservation of Shares. Company shall instruct its transfer agent to reserve at least two million (2,000,000) shares of its Common Stock for issuance to Holder in connection with conversion of this Note, and shall provide Holder with a copy of such instruction letter.

12) The Holder may not convert this Note to the extent such conversion would result in the Holder, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder) in excess of 9.99% of the then issued and outstanding shares of Common Stock held by such Holder after application of this Section. Since the Holder will not be obligated to report to the Company the number of shares of Common Stock it may hold at the time of a conversion hereunder, unless the conversion at issue would result in the issuance of shares of Common Stock in excess of 9.99% of the then outstanding shares of Common Stock without regard to any other shares which may be beneficially owned by the Holder or an affiliate thereof, the Holder shall have the authority and obligation to determine whether the restriction contained in this Section will limit any particular conversion hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of the principal amount of Note are convertible shall be the responsibility and obligation of the Holder. If the Holder has delivered a Conversion Notice for a principal amount of Note that would result in the issuance of in excess of the permitted amount hereunder, without regard to any other shares that the Holder or its affiliates may beneficially own, the Company shall notify the Holder of this fact and shall honor the conversion for the maximum principal amount permitted to be converted on such Conversion Date and, at the option of the Holder, either retain any principal amount tendered for conversion in excess of the permitted amount hereunder for future conversions or return such excess principal amount to the Holder. The provisions of this Section may be waived by a Holder (but only as to itself and not to any other Holder) upon not less than 65 days prior notice to the Company.

13) Maximum Rate. All provisions herein made are expressly limited so that in no event whatsoever, whether by reason of advancement of proceeds hereof, acceleration of maturity of the unpaid balance hereof or otherwise, shall the amount paid or agreed to be paid to Holder for the use of the money advanced hereunder exceed the maximum rate of interest allowed to be charged under applicable law (the "Maximum Rate"), regardless of whether or not there has been an acceleration of the payment of principal as set forth herein. If, from any circumstances whatsoever, the fulfillment of any provision of this Note or any other agreement or instrument now or hereafter evidencing, securing or in any way relating to the indebtedness evidenced hereby shall involve the payment of interest in excess of the Maximum Rate, then, ipso facto, the obligation to pay interest hereunder shall be reduced to the Maximum Rate; and if from any circumstance whatsoever, Holder shall ever receive interest, the amount of which would exceed the amount collectible at the Maximum Rate, such amount as would be excessive interest shall be applied to the reduction of the principal balance remaining unpaid hereunder and not to the payment of interest. This provision shall control every other provision in any and all other agreements

and instruments existing or hereafter arising between the Company and Holder with respect to the indebtedness evidenced hereby.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized, as of the date first written above.

Dated: October 16, 2020

MADISON TECHNOLOGIES, INC.

Jeffrey M. CANOUSE

Chief Executive Officer

Exhibit B.

NOTICE OF CONVERSION

The undersigned hereby elects to convert $ ________ principal amount (plus accrued interest) of this Note into Shares of Common Stock of MADISON TECHNOLOGIES, INC., (the **"Company"),** as of the date written below. No fee will be charged to the Holder or Holder's Custodian for any conversion, except for transfer taxes, if any.

Box Checked as to applicable instructions:

The Borrower shall electronically transmit the Common Stock issuable pursuant to this Notice of Conversion to the account of the undersigned or its nominee with DTC through its Deposit Withdrawal Agent Commission system **("DWAC Transfer").**

Name of DTC Prime Broker: __________

Account Number: ________

[] The undersigned hereby requests that the Borrower issue a certificate or certificates for the number of shares of Common Stock set forth below (which numbers are based on the Holder's calculation attached hereto) in the name(s) specified immediately below:

Date of Conversion: ______________________________

Conversion Price: ______________________________

Shares to Be Delivered: ___________________________

Outstanding Shares: ______________________________

Is this Conversion Below 9.99%: ______ Yes ____________ No

Remaining Principal Balance Due: __________________

Signature: _______________________________________

Print Name:

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